CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

(the “Portfolio”)

Supplement to the Prospectus and Statement of Additional Information, each dated May 1, 2024

Effective June 19, 2024, Ernst & Young LLP (“EY”) was engaged as the independent registered public accounting firm for the Portfolio for the fiscal year ending December 31, 2024. The engagement of EY was previously approved by the Portfolio’s Board of Trustees (the “Board”) upon the recommendation of the Audit Committee of the Board.

Shareholders should retain this supplement for future reference.

Dated: June 21, 2024	16-0624
for
TRCRS-PRO
TRCRS-SUMPRO
2024-005